UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 15, 2014
Date of Earliest Event Reported: January 10, 2014

VERTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street
Suite 250
Houston, Texas 77058
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 10, 2014, the Board of Directors of Vertex Energy, Inc. (the “Company”, “we”, or “us”) adopted Amended and Restated Bylaws (“Amended Bylaws”).  The Amended Bylaws affected certain changes to bring the Company’s organizational documents more in line with a company of the current size and level of operations as the Company.  When the prior Bylaws were adopted in April 2008, the Company had only a small number of employees and a relatively small level of operations.  Since that time the Company’s operations and employees have grown and expanded.  The Amended Bylaws modernize and streamline the prior Bylaws and provide a more detailed framework for the regulation of the Company, its shareholder and director meetings and its Board of Directors.  Aside from general updates and clarifications to such prior Bylaws, the changes affected by the Amended Bylaws are described below:

1)
The Amended Bylaws clarify that persons (other than the Board or Chairman) calling a special meeting must do so in a writing which must specify the general nature of the business proposed, and that upon receipt of such notice the Board has the right to determine the date, time and place of the meeting which must be scheduled within 90 days of the date of the notice (Section 3.2 of the Amended Bylaws).   The prior Bylaws did not specify how such meeting could be called or what was required to be supplied in connection therewith.

2)	The Amended Bylaws clarify and confirm the time period during which shareholder proposals must be received by the Board (Section 3.5 of the Amended Bylaws), specifically that:

“[T]he Stockholders who intend to nominate persons to the Board of Directors or propose any other action at an annual meeting of Stockholders must timely notify the Secretary of the Company of such intent.  To be timely, a Stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not earlier than the close of business on the day which falls 120 days prior to the one year anniversary of the Company's last annual meeting of Stockholders and not later than the close of business on the day which falls 90 days prior to the one year anniversary of the Company's last annual meeting of Stockholders, together with written notice of the shareholder's intention to present a proposal for action at the meeting, unless the Company's annual meeting date occurs more than 30 days before or 30 days after the one year anniversary of the Company's last annual meeting of Stockholders. In that case, the Company must receive proposals not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which the Company first makes a public announcement of the date of the annual meeting. Such notice must be in writing and must include (a) the name and record address of the Stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such Stockholder; (b) a representation that the Stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the Stockholder in such business; and (e) any other information that is required to be provided by the Stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Notwithstanding the foregoing, in order to include information with respect to a Stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, Stockholders must provide notice as required by, and otherwise comply with the requirements of, the Exchange Act and the regulations promulgated thereunder. The Board of Directors reserves the right to refuse to submit any such proposal to Stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete.”

3)	The Amended Bylaws clarify the timing required for director nominees and the requirements as to the form of such nominations (Section 3.6 of the Amended Bylaws), as follows:

“Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company, except as may be otherwise provided in the Articles of Incorporation with respect to the right of holders of preferred stock of the Company to nominate and elect a specified number of directors in certain circumstances.  Nominations of persons for election to the Board of Directors may be made at any annual meeting of Stockholders, or at any special meeting of Stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any Stockholder of the Company (i) who is a Stockholder of record on the date of the giving of the notice provided for in this Section 3.6 and on the record date for the determination of Stockholders entitled to notice of and to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 3.6.

In addition to any other applicable requirements, for a nomination to be made by a Stockholder, such Stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

To be timely, a Stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the Stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (b) in the case of a special meeting of Stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

To be in proper written form, a Stockholder’s notice to the Secretary must set forth (a) as to each person whom the Stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the Stockholder giving the notice (i) the name and record address of such Stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such Stockholder, (iii) a description of all arrangements or understandings between such Stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such Stockholder, (iv) a representation that such Stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such Stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in this Section 3.6.  If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.”

4)
The Amended Bylaws clarify that “[v]otes cast shall include votes cast against any proposal and shall exclude abstentions and broker non-votes, provided that votes cast against any proposal, abstentions and broker non-votes shall be counted in determining a quorum at any meeting.” (Section 3.9 of the Amended Bylaws).

5)	The Amended Bylaws clarify the voting rights of the Company’s securities (Section 3.14 of the Amended Bylaws):

“Except as otherwise required by Nevada Law, the Articles of Incorporation or the Bylaws, (i) at all meetings of Stockholders for the election of directors, a plurality of votes cast shall be sufficient to elect such directors; (ii) any other action taken by Stockholders voting a majority of the votes cast on such matter at a meeting at which a quorum is present shall be valid and binding upon the Company, except that adoption, amendment or repeal of the Bylaws by Stockholders will require the vote of a majority of the shares entitled to vote; and (iii) broker non-votes and abstentions are considered for purposes of establishing a quorum but not considered as votes cast for or against a proposal or director nominee. Each Stockholder shall have one vote for every share of stock having voting rights registered in his name on the record date for the meeting, except as otherwise provided in any preferred stock designation setting forth the right of preferred stock shareholders.  The Company shall not have the right to vote treasury stock of the Company, nor shall another corporation have the right to vote its stock of the Company if the Company holds, directly or indirectly, a majority of the shares entitled to vote in the election of directors of such other corporation.  Persons holding stock of the Company in a fiduciary capacity shall have the right to vote such stock.  Persons who have pledged their stock of the Company shall have the right to vote such stock unless in the transfer on the books of the Company the pledgor expressly empowered the pledgee to vote such stock.  In that event, only the pledgee, or his proxy, may represent such stock and vote thereon.

Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.”

6)	The Amended Bylaws confirm that cumulative voting is expressly forbidden (Section 3.18 of the Amended Bylaws).

7)	The Amended Bylaws clarify that two or more directors (as well as the Chairman, President or Vice President) can call a meeting of the Board of Directors (Section 5.4 of the Amended Bylaws).

8)	The Amended Bylaws provide for the duties of the Chief Financial Officer and certain other named senior officers which are absent from the prior Bylaws (Section 7.9 of the Amended Bylaws).

9)
The Amended Bylaws allow the Board of Directors to determine by resolution those persons that can sign and endorse checks on behalf of the Company (Section 8.2 of the Amended Bylaws). The Amended Bylaws also authorize the Chairman of the Board or a Vice Chairman of the Board or the President or any Vice President, acting together with the Treasurer or the Secretary, to effect loans and advances at any time for the Company from any bank, trust company or other institution, or from any firm, corporation or individual, not to exceed $5 million, without prior authorization from the Board of Directors, provided that in making such loans or advances no officer or officers shall mortgage, pledge, hypothecate or transfer any securities or other property of the Company, except when authorized by resolution adopted by the Board of Directors.  Pursuant to the prior Bylaws, the Board of Directors had to expressly approve each and every loan entered into by the Company.

10)	The Amended Bylaws allow for the Company’s Transfer Agent to refuse transfer of shares whenever there is any reasonable doubt as to their rightful ownership (Section 9.2 of the Amended Bylaws).

11)
The Amended Bylaws provide that shares may be issued for consideration fixed by the Board of Directors from time to time, but that such consideration may not be less than the par value of such shares as stated in the Articles of Incorporation (Section 9.7 of the Amended Bylaws).

12)	The Amended Bylaws confirm the Board of Directors’ ability to declare dividends consistent with state law (Article 12 of the Amended Bylaws).

13)
The Amended Bylaws formally allow for electronic notices to be provided to shareholders (Section 13.3 of the Amended Bylaws) and provide a framework for the steps to be taken when notices are undeliverable (Section 13.4 of the Amended Bylaws).

The foregoing summary of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws attached to this Current Report as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1*	Amended and Restated Bylaws

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: January 15, 2014	By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1*	Amended and Restated Bylaws

* Filed herewith.